                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                   CHAPTER 11

IN RE: ENRON CORP.,
ET AL., DEBTORS            CASE NOS. 01-16033 THROUGH 01-16046, 01-16048,
                           01-16076, 01-16078, 01-16080, 01-16109 THROUGH
                           01-16111, 01-16280, 01-16319, 01-16428 THROUGH
                           01-16431, 01-16467, 01-16483, 02-10007, 02-10038,
                           02-10059 THROUGH 02-10061, 02-10132, 02-10232,
                           02-10252, 02-10346, 02-10464, 02-10613, 02-10632,
                           02-10743, 02-10747, 02-10748, 02-10751, 02-10755,
                           02-10757, 02-10760, 02-10761, 02-10764, 02-10766,
                           02-10939, 02-11123, 02-11239, 02-11242, 02-11267,
                           02-11268, 02-11272, 02-11824, 02-11884, 02-12104 ,
                           02-12105, 02-12106, 02-12347, 02-12398, 02-12400,
                           02-12402, 02-12403, 02-12902, 02-13702, 02-13723,
                           02-14046, 02-14632, 02-14885, 02-14977, 02-15716,
                           02-16441, 02-16492, 03-10106, 03-10673, 03-10676,
                           03-10678, 03-10681, 03-10682, 03-11364, 03-11369,
                           03-11371, 03-11373, 03-11374, 03-12088, 03-13151,
                           03-13154 THROUGH 03-13160, 03-13234 THROUGH 03-13241,
                           03-13259, 03-13446, 03-13447, 03-13451, 03-13453,
                           03-13454, 03-13457, 03-13459 THROUGH 03-13463,
                           03-13465, 03-13467, 03-13468, 03-13469, 03-13489,
                           03-13500, 03-13502, 03-13644, 03-13647, 03-13649,
                           03-13862, 03-13877 THROUGH 03-13885, 03-13915,
                           03-13918, 03-13919, 03-13920, 03-13926, 03-13930,
                           03-13949, 03-13950, 03-13952, 03-13953, 03-13957,
                           03-14053, 03-14054, 03-14065, 03-14067, 03-14068,
                           03-14069, 03-14070, 03-14126, 03-14130, 03-14131,
                           03-14175, 03-14176, 03-14177, 03-14178, 03-14185,
                           03-14223 THROUGH 03-14232, 03-14539, 03-14540,
                           03-14862, 03-14871, 03-16566, 03-16882

                           (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                         THE MONTH ENDED MARCH 31, 2004

      DEBTORS' ADDRESS:          Enron Corp. et al.
                                 1221 Lamar #1600
                                 Houston, TX 77010-1221

      DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                                 767 Fifth Avenue
                                 New York, NY 10153

      REPORT PREPARER:           Enron Corp. et al.

                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.

DATE: September 1, 2004                By:       /s/ Raymond M. Bowen, Jr.
                                           ----------------------------------
                                       Name:  Raymond M. Bowen, Jr.
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR MARCH 2004

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through March 2004 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

- Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

- Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that the debtors accrue non-unitary state income taxes quarterly. Federal and unitary state taxes related to debtors and most non-debtors in the Enron Corp. consolidated tax group are accrued quarterly on Enron Corp. The following non-debtors included in the Enron Corp. consolidated tax group accrue federal and state income taxes monthly and are currently transferring their federal and unitary state income tax accruals to Enron Corp. under written tax sharing agreements: Transwestern Pipeline Company, Portland General Electric Company and subsidiaries, Northern Plains Natural Gas Company, Transwestern Holding Company, Inc., CrossCountry Energy Corp., CrossCountry Citrus Corp., Pan Border Gas Company and NBP Services Corporation.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

- Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

- Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
         2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

- Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
         2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

- Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

- Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1

                                  Enron Debtors
                            Cash Activity Rollforward
                       For the Month Ended March 31, 2004
                                  (In Millions)

                                                                                                               Transfer
                                                                      3(rd)        3(rd)                      (to)/from
                                                         Beginning    Party        Party            Net       Restricted    Ending
Debtor Company                                 Case No.   Balance    Receipts   Disbursements   Intercompany     Cash     Balance(c)
--------------                                 --------   -------    --------   -------------   ------------     ----     ----------
Enron Metals & Commodity Corp.                 01-16033     $  3          --         $ --           $ --       $    --      $  3
Enron Corp.                                    01-16034      130          10          (92)            24            --        72
Enron North America Corp.                      01-16035      615         237           (1)             6            --       857
Enron Power Marketing, Inc.                    01-16036      306          --           --             --            --       306
PBOG Corp.                                     01-16037       --          --           --             --            --        --
Smith Street Land Company                      01-16038       --          --           --             --            --        --
Enron Broadband Services, Inc.                 01-16039       --          --           --             --            --        --
Enron Energy Services Operations, Inc.         01-16040       38           3           --              2            --        43
Enron Energy Marketing Corp.                   01-16041        3          --           --             --            --         3
Enron Energy Services, Inc.                    01-16042       21           3           --             --            --        24
Enron Energy Services, LLC                     01-16043       --          --           --             --            --        --
Enron Transportation Services Company          01-16044       21          --           --             --            --        21
BAM Leasing Company                            01-16045       --          --           --             --            --        --
ENA Asset Holdings, L.P.                       01-16046        1          --           --             --            --         1
Enron Gas Liquids, Inc.                        01-16048        4          --           --             --            --         4
Enron Global Markets LLC                       01-16076       --          --           --             --            --        --
Enron Net Works L.L.C.                         01-16078       --          --           (1)             1            --        --
Enron Industrial Markets LLC                   01-16080       --          --           --             --            --        --
Operational Energy Corp.                       01-16109       --          --           --             --            --        --
Enron Engineering & Construction Co.           01-16110        5          --           --             --            --         5
Enron Engineering & Operational
 Services Co.                                  01-16111       --          --           --             --            --        --
Garden State Paper Company LLC                 01-16280        8          --           --             --            --         8
Palm Beach Development Company, L.L.C.         01-16319       --          --           --             --            --        --
Tenant Services, Inc.                          01-16428       --          --           --             --            --        --
Enron Energy Information
 Solutions, Inc.                               01-16429       --          --           --             --            --        --
EESO Merchant Investments, Inc.                01-16430       --          --           --             --            --        --
Enron Federal Solutions, Inc.                  01-16431       --          --           --             --            --        --
Enron Freight Markets Corp.                    01-16467       --          --           --             --            --        --
Enron Broadband Services, L.P.                 01-16483       --          --           --             --            --        --
Enron Energy Services North America, Inc.      02-10007       --          --           --             --            --        --
Enron LNG Marketing LLC                        02-10038       --          --           --             --            --        --
Calypso Pipeline, LLC                          02-10059       --          --           --             --            --        --
Enron Global LNG LLC                           02-10060       --          --           --             --            --        --
Enron International Fuel Management Company    02-10061       --          --           --             --            --        --
Enron Natural Gas Marketing Corp.              02-10132       --          --           --             --            --        --
ENA Upstream Company LLC                       02-10232        1          --           --             --            --         1
Enron Liquid Fuels, Inc.                       02-10252       14          --           --             --            --        14
Enron LNG Shipping Company                     02-10346        3          --           --             --            --         3
Enron Property & Services Corp.                02-10464       --           1           (1)            --            --        --
Enron Capital & Trade Resources
 International Corp.                           02-10613       --          10           --             (1)           --         9
Enron Communication Leasing Corp.              02-10632       --          --           --             --            --        --
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                       For the Month Ended March 31, 2004
                                  (In Millions)

                                                                                                              Transfer
                                                                       3(rd)       3(rd)                      (to)/from
                                                           Beginning   Party       Party            Net       Restricted    Ending
Debtor Company                                   Case No.   Balance   Receipts  Disbursements  Intercompany      Cash     Balance(c)
--------------                                   --------   -------   --------  -------------  ------------      ----     ----------
Intratex Gas Company                             02-10939      --         --         --              --           --          --
Enron Processing Properties, Inc.                02-11123      --         --         --              --           --          --
Enron Methanol Company                           02-11239      --         --         --              --           --          --
Enron Ventures Corp.                             02-11242      --         --         --              --           --          --
Enron Mauritius Company                          02-11267      --         --         --              --           --          --
Enron India Holding Ltd.                         02-11268      --         --         --              --           --          --
Offshore Power Production C.V.                   02-11272      --         --         --              --           --          --
The New Energy Trading Company                   02-11824       4         --         --              --           --           4
EES Service Holdings, Inc                        02-11884      --         --         --              --           --          --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)     02-12104
ZWHC, LLC (a)                                    02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                     02-12106
Enron Reserve Acquisition Corp.                  02-12347      43         --         --              --           --          43
EPC Estate Services, Inc.
 (formerly National Energy Production
  Corp.) (a)                                     02-12398
Enron Power & Industrial Construction (a)        02-12400
NEPCO Power Procurement Co. (a)                  02-12402
NEPCO Services International, Inc. (a)           02-12403
San Juan Gas Company, Inc.                       02-12902       2         --         --              --           --           2
EBF, LLC                                         02-13702      --         --         --              --           --          --
Zond Minnesota Construction Co. LLC (a)          02-13723
Enron Fuels International, Inc.                  02-14046      --         --         --              --           --          --
E Power Holdings Corp.                           02-14632      --         --         --              --           --          --
EFS Construction Management Services, Inc.       02-14885      --         --         --              --           --          --
Enron Management Inc.                            02-14977      --         --         --              --           --          --
Enron Expat Services, Inc.                       02-15716      --         --         --              --           --          --
Artemis Associates, LLC                          02-16441      --         --         --              --           --          --
Clinton Energy Management Services, Inc.         02-16492       9         --         --              --           --           9
LINGTEC Constructors, L.P.                       03-10106      --         --         --              --           --          --
EGS New Ventures Group                           03-10673      --         --         --              --           --          --
Louisiana Gas Marketing Company                  03-10676      --         --         --              --           --          --
Louisiana Resources Company                      03-10678      --         --         --              --           --          --
LGMI, Inc.                                       03-10681      --         --         --              --           --          --
LRCI, Inc.                                       03-10682       5         --         --              --           --           5
Enron Communications Group, Inc.                 03-11364      --         --         --              --           --          --
EnRock Management, LLC                           03-11369      --         --         --              --           --          --
ECI-Texas, L.P.                                  03-11371      --         --         --              --           --          --
EnRock, L.P.                                     03-11373      --         --         --              --           --          --
ECI-Nevada Corp.                                 03-11374      --         --         --              --           --          --
Enron Alligator Alley Pipeline Company           03-12088      --         --         --              --           --          --
Enron Wind Storm Lake I LLC (a)                  03-13151
ECT Merchant Investments Corp.                   03-13154       6         --         --              --           --           6
EnronOnline, LLC                                 03-13155      --         --         --              --           --          --
St. Charles Development Company LLC              03-13156      --         --         --              --           --          --
Calcasieu Development Company LLC                03-13157      --         --         --              --           --          --
Calvert City Power I, LLC                        03-13158      --         --         --              --           --          --
Enron ACS, Inc.                                  03-13159      --         --         --              --           --          --
LOA, Inc.                                        03-13160      --         --         --              --           --          --
Enron India LLC                                  03-13234      --         --         --              --           --          --
Enron International Inc.                         03-13235      --         --         --              --           --          --
Enron International Holdings Corp.               03-13236      --         --         --              --           --          --
Enron Middle East LLC                            03-13237      --         --         --              --           --          --
Enron WarpSpeed Services, Inc.                   03-13238      --         --         --              --           --          --
Modulus Technologies, Inc.                       03-13239      --         --         --              --           --          --
Enron Telecommunications, Inc.                   03-13240      --         --         --              --           --          --
DataSystems Group, Inc.                          03-13241      --         --         --              --           --          --
Risk Management & Trading Corp.                  03-13259       1         --         --              --           --           1
Omicron Enterprises, Inc.                        03-13446      --         --         --              --           --          --

                           Continued on the next page

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                       For the Month Ended March 31, 2004
                                  (In Millions)

                                                                                                              Transfer
                                                                        3(rd)      3(rd)                     (to)/from
                                                           Beginning   Party       Party           Net       Restricted    Ending
Debtor Company                                   Case No.   Balance   Receipts  Disbursements  Intercompany     Cash      Balance(c)
--------------                                   --------   -------   --------  -------------  ------------     ----      ----------
EFS I, Inc.                                      03-13447      79        --           --            --            --           79
EFS II, Inc.                                     03-13451      --        --           --            --            --           --
EFS III, Inc.                                    03-13453      --        --           --            --            --           --
EFS V, Inc.                                      03-13454      --        --           --            --            --           --
EFS VI, Inc.                                     03-13457      --        --           --            --            --           --
EFS VII, Inc.                                    03-13459      --        --           --            --            --           --
EFS IX, Inc.                                     03-13460      --        --           --            --            --           --
EFS X, Inc.                                      03-13461      --        --           --            --            --           --
EFS XI, Inc.                                     03-13462      --        --           --            --            --           --
EFS XII, Inc.                                    03-13463      --        --           --            --            --           --
EFS XV, Inc.                                     03-13465      --        --           --            --            --           --
EFS XVII, Inc.                                   03-13467      --        --           --            --            --           --
Jovinole Associates                              03-13468      --        --           --            --            --           --
EFS Holdings, Inc.                               03-13469      --        --           --            --            --           --
Enron Operations Services Corp.                  03-13489      30        --           --             1            --           31
Green Power Partners I, LLC (a)                  03-13500
TLS Investors, LLC                               03-13502      --        --           --            --            --           --
ECT Securities Limited Partnership               03-13644       3        --           --            --            --            3
ECT Securities LP Corp.                          03-13647      --        --           --            --            --           --
ECT Securities GP Corp.                          03-13649      --        --           --            --            --           --
KUCC Cleburne, LLC                               03-13862      --        --           --            --            --           --
Enron International Asset Management Corp.       03-13877      --        --           --            --            --           --
Enron Brazil Power Holdings XI Ltd.              03-13878      --        --           --            --            --           --
Enron Holding Company, L.L.C.                    03-13879      --        --           --            --            --           --
Enron Development Management, Ltd.               03-13880      --        --           --            --            --           --
Enron International Korea Holdings Corp.         03-13881      --        --           --            --            --           --
Enron Caribe VI Holdings Ltd.                    03-13882      --        --           --            --            --           --
Enron International Asia Corp.                   03-13883      --        --           --            --            --           --
Enron Brazil Power Investments XI Ltd.           03-13884      --        --           --            --            --           --
Paulista Electrical Distribution, L.L.C.         03-13885      --        --           --            --            --           --
Enron Pipeline Construction Services Company     03-13915      --        --           --            --            --           --
Enron Pipeline Services Company                  03-13918      --        --           --            --            --           --
Enron Trailblazer Pipeline Company               03-13919      --        --           --            --            --           --
Enron Liquid Services Corp.                      03-13920      --        --           --            --            --           --
Enron Machine and Mechanical Services, Inc.      03-13926      --        --           --            --            --           --
Enron Commercial Finance Ltd.                    03-13930      --        --           --            --            --           --
Enron Permian Gathering, Inc.                    03-13949      --        --           --            --            --           --
Transwestern Gathering Company                   03-13950      --        --           --            --            --           --
Enron Gathering Company                          03-13952      --        --           --            --            --           --
EGP Fuels Company                                03-13953      --        --           --            --            --           --
Enron Asset Management Resources, Inc.           03-13957      --        --           --            --            --           --
Enron Brazil Power Holdings I Ltd.               03-14053       4        --           --            --            --            4
Enron do Brazil Holdings Ltd.                    03-14054      --        --           --            --            --           --
Enron Wind Storm Lake II LLC (a)                 03-14065
Enron Renewable Energy Corp. (a)                 03-14067
Enron Acquisition III Corp.                      03-14068      --        --           --            --            --           --
Enron Wind Lake Benton LLC (a)                   03-14069
Superior Construction Company                    03-14070      --        --           --            --            --           --
EFS IV, Inc.                                     03-14126      --        --           --            --            --           --
EFS VIII, Inc.                                   03-14130      --        --           --            --            --           --
EFS XIII, Inc.                                   03-14131      --        --           --            --            --           --
Enron Credit Inc.                                03-14175       2        --           --            --            --            2
Enron Power Corp.                                03-14176      12         1           --            --            --           13
Richmond Power Enterprise, L.P.                  03-14177      --        --           --            --            --           --
ECT Strategic Value Corp.                        03-14178      --        --           --            --            --           --
Enron Development Funding Ltd.                   03-14185      72        --           --             8            --           80
Atlantic Commercial Finance, Inc.                03-14223       3        --           --            --            --            3
The Protane Corporation                          03-14224       6        --           --            --            --            6

                             Continued on next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                       For the Month Ended March 31, 2004
                                  (In Millions)

                                                                                                              Transfer
                                                                                                             (to)/from
                                                      Beginning   3rd Party     3rd Party         Net        Restricted    Ending
Debtor Company                             Case No.     Balance    Receipts   Disbursements   Intercompany      Cash      Balance(c)
--------------                             --------     -------    --------   -------------   ------------      ----      ----------
Enron Asia Pacific/ Africa/ China LLC      03-14225         3          --            --            --            --             3
Enron Development Corp.                    03-14226        --          --            --             2            --             2
ET Power 3 LLC                             03-14227        --          --            --            --            --            --
Nowa Sarzyna Holding B.V.                  03-14228        --          --            --            --            --            --
Enron South America LLC                    03-14229        13          --            --            --            --            13
Enron Global Power & Pipelines LLC         03-14230        --          --            --            --            --            --
Portland General Holdings, Inc.            03-14231         2          --            --            --            --             2
Portland Transition Company, Inc.          03-14232        --          --            --            --            --            --
Cabazon Power Partners LLC (a)             03-14539
Cabazon Holdings LLC (a)                   03-14540
Enron Caribbean Basin LLC                  03-14862         9          --            --            --            --             9
Victory Garden Power Partners I LLC (a)    03-14871
Oswego Cogen Company, LLC                  03-16566        15          --            --            --            --            15
Enron Equipment Procurement Company        03-16882         3          --            --            (2)           --             1
                                                       ------        ----          ----           ---           ---        ------
Combined Debtor Entities                               $1,499        $265          $(95)          $41           $--        $1,710
                                                       ======        ====          ====           ===           ===        ======

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and 02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):

          Enron Metals & Commodity Corp.                            $   24
          Enron Corp.                                                  538
          Enron North America Corp.                                    919
          Enron Power Marketing, Inc.                                  531
          Smith Street Land Company                                     87
          Enron Broadband Services, Inc.                               129
          Enron Energy Services Operations, Inc.                        58
          Enron Energy Marketing Corp.                                   8
          Enron Energy Services, Inc.                                  261
          Enron Gas Liquids, Inc.                                       11
          Enron Net Works LLC                                            4
          Enron Energy Information Solutions, Inc.                       2
          EESO Merchant Investments, Inc.                                4
          Enron Broadband Services, LP                                   2
          Enron LNG Marketing LLC                                       31
          Calypso Pipeline, LLC                                          4
          ENA Upstream Company, LLC                                      5
          Enron Liquid Fuels, Inc.                                       1
          Enron LNG Shipping Company                                    24
          Enron Capital & Trade Resources International Corp            85
          Enron Methanol Company                                         5
          Enron Reserve Acquisition Corp.                               18
          San Juan Gas Company                                           2
          EBF, LLC                                                       8
          E Power Holdings Corp.                                         2
          Clinton Energy Management Svcs                                 5
          ECT Merchant Investments Corp.                                 3
          Enron do Brazil Holdings Ltd.                                  1
          Enron  Power Corp.                                             1
          The Protane Corporation                                        5
          Enron South America LLC                                        6
          Enron Global Power & Pipelines LLC                            47
          Enron Equipment Procurement Company                           12
                                                                    ------
          Combined Debtor Entities                                  $2,843
                                                                    ======

                                                                         Table 2
                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                       For the Month Ended March 31, 2004
                                  (In Millions)

                                                                           Beginning                            (Payments)  Ending
Debtor Company                                                   Case No.   Balance    Accruals   Intercompany    Refunds   Balance
-----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                                   01-16033  $      --   $     --   $         --  $       --  $    --
Enron Corp.                                                      01-16034          5        (32)            37          --       10
Enron North America Corp.                                        01-16035         10         --             --          --       10
Enron Power Marketing, Inc.                                      01-16036          1         --             --          --        1
PBOG Corp.                                                       01-16037         --         --             --          --       --
Smith Street Land Company                                        01-16038         --         --             --          --       --
Enron Broadband Services, Inc.                                   01-16039         (2)        --             --          --       (2)
Enron Energy Services Operations, Inc.                           01-16040          1         --             --          --        1
Enron Energy Marketing Corp.                                     01-16041         (1)        --             --          --       (1)
Enron Energy Services, Inc.                                      01-16042         11         --             --          --       11
Enron Energy Services, LLC                                       01-16043         --         --             --          --       --
Enron Transportation
  Services Company                                               01-16044         --         --             --          --       --
BAM Leasing Company                                              01-16045         --         --             --          --       --
ENA Asset Holdings, L.P.                                         01-16046         --         --             --          --       --
Enron Gas Liquids, Inc.                                          01-16048         --         --             --          --       --
Enron Global Markets LLC                                         01-16076         --         --             --          --       --
Enron Net Works L.L.C.                                           01-16078         --         --             --          --       --
Enron Industrial Markets LLC                                     01-16080         --         --             --          --       --
Operational Energy Corp.                                         01-16109         --                        --          --       --
Enron Engineering &
  Construction Co.                                               01-16110         --         --             --          --       --
Enron Engineering &
  Operational Services Co.                                       01-16111         --         --             --          --       --
Garden State Paper Company LLC                                   01-16280         --         --             --          --       --
Palm Beach Development Company, L.L.C.                           01-16319         --         --             --          --       --
Tenant Services, Inc.                                            01-16428         --         --             --          --       --
Enron Energy Information Solutions, Inc.                         01-16429         --         --             --          --       --
EESO Merchant Investments, Inc.                                  01-16430         --         --             --          --       --
Enron Federal Solutions, Inc.                                    01-16431         --         --             --          --       --
Enron Freight Markets Corp.                                      01-16467         --         --             --          --       --
Enron Broadband Services, L.P.                                   01-16483         --         --             --          --       --
Enron Energy Services North America, Inc.                        02-10007         --         --             --          --       --
Enron LNG Marketing LLC                                          02-10038         --         --             --          --       --
Calypso Pipeline, LLC                                            02-10059         --         --             --          --       --
Enron Global LNG LLC                                             02-10060         --         --             --          --       --
Enron International Fuel Management Company                      02-10061         --         --             --          --       --
Enron Natural Gas Marketing Corp.                                02-10132         --         --             --          --       --
ENA Upstream Company LLC                                         02-10232         --         --             --          --       --
Enron Liquid Fuels, Inc.                                         02-10252         (1)        --             --          --       (1)
Enron LNG Shipping Company                                       02-10346         --         --             --          --       --
Enron Property & Services Corp.                                  02-10464          1         --             --          --        1
Enron Capital & Trade Resources
  International Corp.                                            02-10613         (2)        --             --          --       (2)
Enron Communication Leasing Corp.                                02-10632          4         --             --          --        4
Enron Wind Corp. (b)                                             02-10743
Enron Wind Systems, Inc. (b)                                     02-10747
Enron Wind Energy Systems Corp. (b)                              02-10748
Enron Wind Maintenance Corp. (b)                                 02-10751
Enron Wind Constructors Corp. (b)                                02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                           02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)                          02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)                         02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)                          02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                           02-10766


                           Continued on the next page

                                                                         Table 2
                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                       For the Month Ended March 31, 2004
                                  (In Millions)

                                                                           Beginning                            (Payments)  Ending
Debtor Company                                                   Case No.   Balance    Accruals   Intercompany    Refunds   Balance
-----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                             02-10939         --         --             --          --       --
Enron Processing Properties, Inc.                                02-11123         --         --             --          --       --
Enron  Methanol Company                                          02-11239          1         --             --          --        1
Enron Ventures Corp.                                             02-11242         --         --             --          --       --
Enron Mauritius Company                                          02-11267         --         --             --          --       --
Enron India Holding Ltd.                                         02-11268         --         --             --          --       --
Offshore Power Production C.V.                                   02-11272         --         --             --          --       --
The New Energy Trading Company                                   02-11824         --         --             --          --       --
EES Service Holdings Inc.                                        02-11884         --         --             --          --       --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)                     02-12104
ZWHC, LLC (a)                                                    02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                                     02-12106
Enron Reserve Acquisition Corp.                                  02-12347         --         --             --          --       --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)                 02-12398
Enron Power & Industrial Construction (a)                        02-12400
NEPCO Power Procurement Co. (a)                                  02-12402
NEPCO Services International, Inc. (a)                           02-12403
San Juan Gas Company, Inc.                                       02-12902         --         --             --          --       --
EBF, LLC                                                         02-13702         --         --             --          --       --
Zond Minnesota Construction Company LLC (a)                      02-13723
Enron Fuels International, Inc.                                  02-14046         --         --             --          --       --
E Power Holdings Corp.                                           02-14632         --         --             --          --       --
EFS Construction Management Services, Inc.                       02-14885         --         --             --          --       --
Enron Management Inc.                                            02-14977         --         --             --          --       --
Enron Expat Services, Inc.                                       02-15716         --         --             --          --       --
Artemis Associates, LLC                                          02-16441         --         --             --          --       --
Clinton Energy Management Services, Inc.                         02-16492         --         --             --          --       --
LINGTEC Constructors, L.P.                                       03-10106        (10)        --             --          --      (10)
EGS New Ventures Corp.                                           03-10673         --         --             --          --       --
Louisiana Gas Marketing Company                                  03-10676         --         --             --          --       --
Louisiana Resources Company                                      03-10678         --         --             --          --       --
LGMI, Inc.                                                       03-10681          1         --             --          --        1
LRCI, Inc.                                                       03-10682          1         --             --          --        1
Enron Communications Group, Inc.                                 03-11364         --         --             --          --       --
EnRock Management, LLC                                           03-11369         --         --             --          --       --
ECI-Texas, L.P.                                                  03-11371         (2)        --             --          --       (2)
EnRock, L..P.                                                    03-11373         --         --             --          --       --
ECI-Nevada Corp.                                                 03-11374         --         --             --          --       --
Enron Alligator Alley Pipeline Company                           03-12088         --         --             --          --       --
Enron Wind Storm Lake I LLC (a)                                  03-13151
ECT Merchant Investments corp.                                   03-13154         --         --             --          --       --
EnronOnline, LLC                                                 03-13155         --         --             --          --       --
St. Charles Development Company, LLC                             03-13156         --         --             --          --       --
Calcasieu Development Company                                    03-13157         --         --             --          --       --
Calvert City Power I, LLC                                        03-13158         --         --             --          --       --
Enron ACS, Inc.                                                  03-13159         --         --             --          --       --
LOA, Inc.                                                        03-13160         --         --             --          --       --
Enron India LLC                                                  03-13234         --         --             --          --       --
Enron International Inc.                                         03-13235         --         --             --          --       --
Enron International Holdings                                     03-13236         --         --             --          --       --
Enron Middle East LLC                                            03-13237         --         --             --          --       --
Enron WarpSpeed Services, Inc.                                   03-13238         --         --             --          --       --
Modulus Technologies, Inc.                                       03-13239         --         --             --          --       --
Enron Telecommunications, Inc.                                   03-13240         --         --             --          --       --
DataSystems Group, Inc.                                          03-13241         --         --             --          --       --
Risk Management & Trading Corp.                                  03-13259         --         --             --          --       --
Omnicron Enterprises, Inc.                                       03-13446         --         --             --          --       --


                           Continued on the next page

                                                                         Table 2
                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                       For the Month Ended March 31, 2004
                                  (In Millions)

                                                                           Beginning                            (Payments)  Ending
Debtor Company                                                   Case No.   Balance    Accruals   Intercompany    Refunds   Balance
-----------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                                      03-13447         --         --             --          --       --
EFS II, Inc.                                                     03-13451         --         --             --          --       --
EFS III, Inc.                                                    03-13453         --         --             --          --       --
EFS V, Inc.                                                      03-13454         --         --             --          --       --
EFS VI, Inc.                                                     03-13457         --         --             --          --       --
EFS VII, Inc.                                                    03-13459         --         --             --          --       --
EFS IX, Inc.                                                     03-13460         --         --             --          --       --
EFS X, Inc.                                                      03-13461         --         --             --          --       --
EFS XI, Inc.                                                     03-13462         --         --             --          --       --
EFS XII, Inc.                                                    03-13463         --         --             --          --       --
EFS XV, Inc.                                                     03-13465         --         --             --          --       --
EFS XVII, Inc.                                                   03-13467         --         --             --          --       --
Jovinole Associates                                              03-13468         --         --             --          --       --
EFS Holdings, Inc.                                               03-13469         --         --             --          --       --
Enron Operations Services Corp.                                  03-13489         --         --             --          --       --
Green Power Partners I LLC (a)                                   03-13500
TLS Investors, LLC                                               03-13502         --         --             --          --       --
ECT Securities Limited Partnership                               03-13644         --         --             --          --       --
ECT Securities LP Corp.                                          03-13647         --         --             --          --       --
ECT Securities GP Corp.                                          03-13649         --         --             --          --       --
KUCC Cleburne, LLC                                               03-13862         --         --             --          --       --
Enron International Asset Management Corp.                       03-13877         --         --             --          --       --
Enron Brazil Power Holdings XI Ltd.                              03-13878         --         --             --          --       --
Enron Holding Company L.L.C.                                     03-13879         --         --             --          --       --
Enron Development Management Ltd.                                03-13880         --         --             --          --       --
Enron International Korea Holdings Corp.                         03-13881         --         --             --          --       --
Enron Caribe VI Holdings Ltd.                                    03-13882         --         --             --          --       --
Enron International Asia Corp.                                   03-13883         --         --             --          --       --
Enron Brazil Power Investments XI Ltd.                           03-13884         --         --             --          --       --
Paulista Electrical Distribution, L.L.C.                         03-13885         --         --             --          --       --
Enron Pipeline Construction Services Company                     03-13915         --         --             --          --       --
Enron Pipeline Services Company                                  03-13918          1         --             --          --        1
Enron Trailblazer Pipeline Company                               03-13919         --         --             --          --       --
Enron Liquid Services Corp.                                      03-13920         --         --             --          --       --
Enron Machine and Mechanical Services, Inc.                      03-13926         --         --             --          --       --
Enron Commercial Finance Ltd.                                    03-13930         --         --             --          --       --
Enron Permian Gathering Inc.                                     03-13949         --         --             --          --       --
Transwestern Gathering Company                                   03-13950         --         --             --          --       --
Enron Gathering Company                                          03-13952         --         --             --          --       --
EGP Fuels Company                                                03-13953         --         --             --          --       --
Enron Asset Management Resources, Inc.                           03-13957         --         --             --          --       --
Enron Brazil Power Holdings, I Ltd.                              03-14053         --         --             --          --       --
Enron do Brazil Holdings, Ltd.                                   03-14054         --         --             --          --       --
Enron Wind Storm Lake II LLC (a)                                 03-14065
Enron Renewable Energy Corp. (a)                                 03-14067
Enron Acquisition III Corp.                                      03-14068         --         --             --          --       --
Enron Wind Lake Benton LLC (a)                                   03-14069
Superior Construction Company                                    03-14070         --         --             --          --       --
EFS IV, Inc.                                                     03-14126         --         --             --          --       --
EFS VIII, Inc.                                                   03-14130         --         --             --          --       --
EFS XIII, Inc.                                                   03-14131         --         --             --          --       --
Enron Credit Inc.                                                03-14175         --         --             --          --       --
Enron Power Corp.                                                03-14176         --         --             --          --       --
Richmond Power Enterprise, L.P.                                  03-14177         --         --             --          --       --
ECT Strategic Value Corp.                                        03-14178         --         --             --          --       --
Enron Development Funding Ltd.                                   03-14185         --         --             --          --       --
Atlantic Commercial Finance, Inc.                                03-14223         --         --             --          --       --
The Protane Corporation                                          03-14224         --         --             --          --       --


                           Continued on the next page

                                                                         Table 2
                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                       For the Month Ended March 31, 2004
                                  (In Millions)

                                                                           Beginning                            (Payments)  Ending
Debtor Company                                                   Case No.   Balance    Accruals   Intercompany    Refunds   Balance
-----------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC                            03-14225         --         --             --          --       --
Enron Development Corp.                                          03-14226         --         --             --          --       --
ET Power 3 LLC                                                   03-14227         --         --             --          --       --
Nowa Sarzyna Holding B.V.                                        03-14228         --         --             --          --       --
Enron South America LLC                                          03-14229         --         --             --          --       --
Enron Global Power & Pipelines LLC                               03-14230         --         --             --          --       --
Portland General Holdings, Inc.                                  03-14231         --         --             --          --       --
Portland Transition Company, Inc.                                03-14232         --         --             --          --       --
Cabazon Power Partners LLC (a)                                   03-14539
Cabazon Holdings LLC (a)                                         03-14540
Enron Caribbean Basin LLC                                        03-14862         --         --             --          --       --
Victory Garden Power Partners I LLC (a)                          03-14871
Oswego Cogen Company, LLC                                        03-16566         --         --             --          --       --
Enron Equipment Procurement Company                              03-16882         --         --             --          --       --
                                                                           --------------------------------------------------------
Combined Debtor Entities                                                    $     19   $    (32)  $         37  $       --  $    24
                                                                           ========================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
      02-10766).

                                                                         Table 3
                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                              As of March 31, 2004
                                  (In Millions)


                                                                                Current
Debtor Company                                                       Case No.    1-30     31-60    61-90     91+    Other    Total
-----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                                       01-16033   $   --   $   --   $   --   $   --   $   --   $   --
Enron Corp.                                                          01-16034        3       --       --       20      143      166
Enron North America Corp.                                            01-16035       --       --       --       --       41       41
Enron Power Marketing, Inc.                                          01-16036       --       --       --       --       --       --
PBOG Corp.                                                           01-16037       --       --       --       --       --       --
Smith Street Land Company                                            01-16038       --       --       --       --       --       --
Enron Broadband Services, Inc.                                       01-16039       --       --       --        1       --        1
Enron Energy Services Operations, Inc.                               01-16040       --       --       --       --       --       --
Enron Energy Marketing Corp.                                         01-16041       --       --       --       --       --       --
Enron Energy Services, Inc.                                          01-16042       --       --       --       --       --       --
Enron Energy Services, LLC                                           01-16043       --       --       --       --       --       --
Enron Transportation Services Company                                01-16044       --       --       --       --       --       --
BAM Leasing Company                                                  01-16045       --       --       --       --       --       --
ENA Asset Holdings, L.P.                                             01-16046       --       --       --       --       --       --
Enron Gas Liquids, Inc.                                              01-16048       --       --       --       --       --       --
Enron Global Markets LLC                                             01-16076       --       --       --       --       --       --
Enron Net Works L.L.C.                                               01-16078       --       --       --        4       --        4
Enron Industrial Markets LLC                                         01-16080       --       --       --       --       --       --
Operational Energy Corp.                                             01-16109       --       --       --       --       --       --
Enron Engineering & Construction Co.                                 01-16110       --       --       --       --       --       --
Enron Engineering & Operational
 Services Co.                                                        01-16111       --       --       --       --       --       --
Garden State Paper Company LLC                                       01-16280       --       --       --       --       --       --
Palm Beach Development Company, L.L.C.                               01-16319       --       --       --       --       --       --
Tenant Services, Inc.                                                01-16428       --       --       --       --       --       --
Enron Energy Information
 Solutions, Inc.                                                     01-16429       --       --       --       --       --       --
EESO Merchant Investments, Inc.                                      01-16430       --       --       --       --       --       --
Enron Federal Solutions, Inc.                                        01-16431       --       --       --       --       --       --
Enron Freight Markets Corp.                                          01-16467       --       --       --       --       --       --
Enron Broadband Services, L.P.                                       01-16483       --       --       --       --       --       --
Enron Energy Services North America, Inc.                            02-10007       --       --       --       --       --       --
Enron LNG Marketing LLC                                              02-10038       --       --       --       --       --       --
Calypso Pipeline, LLC                                                02-10059       --       --       --       --       --       --
Enron Global LNG LLC                                                 02-10060       --       --       --       --       --       --
Enron International Fuel Management Company                          02-10061       --       --       --       --       --       --
Enron Natural Gas Marketing Corp.                                    02-10132       --       --       --       --       --       --
ENA Upstream Company LLC                                             02-10232       --       --       --       --       --       --
Enron Liquid Fuels, Inc.                                             02-10252       --       --       --       --       --       --
Enron LNG Shipping Company                                           02-10346       --       --       --       --       --       --
Enron Property & Services Corp.                                      02-10464       --       --       --       --       --       --
Enron Capital & Trade Resources
 International Corp.                                                 02-10613       --       --       --       --       --       --
Enron Communication Leasing Corp.                                    02-10632       --       --       --       --       --       --
Enron Wind Corp.  (b)                                                02-10743
Enron Wind Systems, Inc. (b)                                         02-10747
Enron Wind Energy Systems Corp. (b)                                  02-10748
Enron Wind Maintenance Corp.  (b)                                    02-10751
Enron Wind Constructors Corp. (b)                                    02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                               02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)                              02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)                             02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)                              02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                               02-10766


                           Continued on the next page

                                                                         Table 3
                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                              As of March 31, 2004
                                  (In Millions)


                                                                                Current
Debtor Company                                                       Case No.    1-30     31-60    61-90     91+    Other    Total
-----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                                 02-10939       --       --       --       --       --       --
Enron Processing Properties, Inc.                                    02-11123       --       --       --       --       --       --
Enron Methanol Company                                               02-11239       --       --       --       --       --       --
Enron Ventures Corp.                                                 02-11242       --       --       --       --       --       --
Enron Mauritius Company                                              02-11267       --       --       --       --       --       --
Enron India Holding Ltd.                                             02-11268       --       --       --       --       --       --
Offshore Power Production C.V.                                       02-11272       --       --       --       --       --       --
The New Energy Trading Company                                       02-11824       --       --       --       --       --       --
EES Service Holdings, Inc.                                           02-11884       --       --       --       --       --       --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)                         02-12104
ZWHC, LLC (a)                                                        02-12105
Zond Pacific LLC
 (formerly Zond Pacific)  (a)                                        02-12106
Enron Reserve Acquisition Corp.                                      02-12347       --       --       --       --       --       --
EPC Estate Services, Inc.                                            02-12398
 (formerly National Energy Production Corp.) (a)                     02-12398
Enron Power & Industrial Construction (a)                            02-12400
NEPCO Power Procurement Co. (a)                                      02-12402
NEPCO Services International, Inc. (a)                               02-12403
San Juan Gas Company, Inc.                                           02-12902       --       --       --       --       --       --
EBF, LLC                                                             02-13702       --       --       --       --       --       --
Zond Minnesota Construction Company LLC (a)                          02-13723
Enron Fuels International, Inc.                                      02-14046       --       --       --       --       --       --
E Power Holdings Corp                                                02-14632       --       --       --       --       --       --
EFS Construction Management Services, Inc.                           02-14885       --       --       --       --       --       --
Enron Management Inc.                                                02-14977       --       --       --       --       --       --
Enron Expat Services, Inc.                                           02-15716       --       --       --       --       --       --
Artemis Associates, LLC                                              02-16441       --       --       --       --       --       --
Clinton Energy Management Services, Inc.                             02-16492       --       --       --       --       --       --
LINGTEC Constructors, L.P.                                           03-10106       --       --       --       --       --       --
EGS New Ventures Corp.                                               03-10673       --       --       --       --       --       --
Louisiana Gas Marketing Company                                      03-10676       --       --       --       --       --       --
Louisiana Resources Company                                          03-10678       --       --       --       --       --       --
LGMI, Inc.                                                           03-10681       --       --       --       --       --       --
LRCI, Inc.                                                           03-10682       --       --       --       --       --       --
Enron Communications Group, Inc.                                     03-11364       --       --       --       --       --       --
EnRock Management, LLC                                               03-11369       --       --       --       --       --       --
ECI-Texas, L.P.                                                      03-11371       --       --       --       --       --       --
EnRock, L.P.                                                         03-11373       --       --       --       --       --       --
ECI-Nevada Corp.                                                     03-11374       --       --       --       --       --       --
Enron Alligator Alley Pipeline Company                               03-12088       --       --       --       --       --       --
Enron Wind Storm Lake I, LLC (a)                                     03-13151
ECT Merchant Investments Corp                                        03-13154       --       --       --       --       --       --
EnronOnline, LLC                                                     03-13155       --       --       --       --       --       --
St. Charles Development Company, LLC                                 03-13156       --       --       --       --       --       --
Calcasieu Development Company, LLC                                   03-13157       --       --       --       --       --       --
Calvert City Power I, LLC                                            03-13158       --       --       --       --       --       --
Enron ACS, Inc.                                                      03-13159       --       --       --       --       --       --
LOA, Inc.                                                            03-13160       --       --       --       --       --       --
Enron India LLC                                                      03-13234       --       --       --       --       --       --
Enron International Inc.                                             03-13235       --       --       --       --       --       --
Enron International Holdings Corp.                                   03-13236       --       --       --       --       --       --
Enron Middle East LLC                                                03-13237       --       --       --       --       --       --
Enron WarpSpeed Services, Inc.                                       03-13238       --       --       --       --       --       --
Modulus Technologies, Inc.                                           03-13239       --       --       --       --       --       --
Enron Telecommunications, Inc.                                       03-13240       --       --       --       --       --       --
DataSystems Group, Inc.                                              03-13241       --       --       --       --       --       --
Risk Management & Trading Corp.                                      03-13259       --       --       --       --       --       --
Omicron Enterprises, Inc.                                            03-13446       --       --       --       --       --       --


                           Continued on the next page

                                                                         Table 3
                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                              As of March 31, 2004
                                  (In Millions)


                                                                                Current
Debtor Company                                                       Case No.    1-30     31-60    61-90     91+    Other    Total
-----------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                                          03-13447       --       --       --       --       --       --
EFS II, Inc.                                                         03-13451       --       --       --       --       --       --
EFS III, Inc.                                                        03-13453       --       --       --       --       --       --
EFS V, Inc.                                                          03-13454       --       --       --       --       --       --
EFS VI, Inc.                                                         03-13457       --       --       --       --       --       --
EFS VII, Inc.                                                        03-13459       --       --       --       --       --       --
EFS IX, Inc.                                                         03-13460       --       --       --       --       --       --
EFS X, Inc.                                                          03-13461       --       --       --       --       --       --
EFS XI, Inc.                                                         03-13562       --       --       --       --       --       --
EFS XII, Inc.                                                        03-13563       --       --       --       --       --       --
EFS XV, Inc.                                                         03-13465       --       --       --       --       --       --
EFS XVII, Inc.                                                       03-13467       --       --       --       --       --       --
Jovinole Associates                                                  03-13468       --       --       --       --       --       --
EFS Holdings, Inc.                                                   03-13469       --       --       --       --       --       --
Enron Operations Services Corp.                                      03-13489       --       --       --       --       --       --
Green Power Partners I LLC (a)                                       03-13500
TLS Investors, LLC                                                   03-13502       --       --       --       --       --       --
ECT Securities Limited Partnership                                   03-13644       --       --       --       --       --       --
ECT Securities LP Corp.                                              03-13647       --       --       --       --       --       --
ECT Securities GP Corp.                                              03-13649       --       --       --       --       --       --
KUCC Cleburne, LLC                                                   03-13862       --       --       --       --       --       --
Enron International  Asset Management Corp.                          03-13877       --       --       --       --       --       --
Enron Brazil Power Holdings XI Ltd.                                  03-13878       --       --       --       --       --       --
Enron Holding Company L.L.C.                                         03-13879       --       --       --       --       --       --
Enron Development Management Ltd.                                    03-13880       --       --       --       --       --       --
Enron International Korea Holdings Corp.                             03-13881       --       --       --       --       --       --
Enron Caribe VI Holdings Ltd.                                        03-13882       --       --       --       --       --       --
Enron International Asia Corp.                                       03-13883       --       --       --       --       --       --
Enron Brazil Power Investments XI Ltd.                               03-13884       --       --       --       --       --       --
Paulista Electrical  Distribution, L.L.C.                            03-13885       --       --       --       --       --       --
Enron Pipeline Construction Services Company                         03-13915       --       --       --       --       --       --
Enron Pipeline Services Company                                      03-13918       --       --       --       --       --       --
Enron Trailblazer Pipeline Company                                   03-13919       --       --       --       --       --       --
Enron Liquid Services Corp.                                          03-13920       --       --       --       --       --       --
Enron Machine and Mechanical Services, Inc.                          03-13926       --       --       --       --       --       --
Enron Commercial Finance Ltd.                                        03-13930       --       --       --       --       --       --
Enron Permian Gathering, Inc.                                        03-13949       --       --       --       --       --       --
Transwestern Gathering Company                                       03-13950       --       --       --       --       --       --
Enron Gathering Company                                              03-13952       --       --       --       --       --       --
EGP Fuels Company                                                    03-13953       --       --       --       --       --       --
Enron Asset Management Resources, Inc.                               03-13957       --       --       --       --       --       --
Enron Brazil Power Holdings I Ltd.                                   03-14053       --       --       --       --       --       --
Enron do Brazil Holdings Ltd.                                        03-14054       --       --       --       --       --       --
Enron Wind Storm Lake II LLC (a)                                     03-14065
Enron Renewable Energy Corp. (a)                                     03-14067
Enron Acquisition III Corp.                                          03-14068       --       --       --       --       --       --
Enron Wind Lake Benton LLC (a)                                       03-14069
Superior Construction Company                                        03-14070       --       --       --       --       --       --
EFS IV Inc.                                                          03-14126       --       --       --       --       --       --
EFS VII, Inc.                                                        03-14130       --       --       --       --       --       --
EFS XIII, Inc.                                                       03-14131       --       --       --       --       --       --
Enron Credit, Inc.                                                   03-14175       --       --       --       --       --       --
Enron Power Corp.                                                    03-14176       --       --       --       --       --       --
Richmond Power Enterprise, L.P.                                      03-14177       --       --       --       --       --       --
ECT Strategic Value Corp.                                            03-14178       --       --       --       --       --       --
Enron Development Funding Ltd.                                       03-14185       --       --       --       --       --       --
Atlantic Commercial Finance, Inc.                                    03-14223       --       --       --       --       --       --
The Protane Corporation                                              03-14224       --       --       --       --       --       --


                             Continued on next page

                                                                         Table 3
                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                              As of March 31, 2004
                                  (In Millions)


                                                                                Current
Debtor Company                                                       Case No.    1-30     31-60    61-90     91+    Other    Total
-----------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC                                03-14225       --       --       --       --       --       --
Enron Development Corp.                                              03-14226       --       --       --       --       --       --
ET Power 3 LLC                                                       03-14227       --       --       --       --       --       --
Nowa Sarzyna Holding B.V.                                            03-14228       --       --       --       --       --       --
Enron South America LLC                                              03-14229       --       --       --       --       --       --
Enron Global Power & Pipelines LLC                                   03-14230       --       --       --       --       --       --
Portland General Holdings, Inc.                                      03-14231       --       --       --       --       --       --
Portland Transition Company, Inc.                                    03-14232       --       --       --       --       --       --
Cabazon Power Partners LLC (a)                                       03-14539
Cabazon Holdings LLC (a)                                             03-14540
Enron Caribbean Basin LLC                                            03-14862       --       --       --       --       --       --
Victory Garden Power Partners I LLC (a)                              03-14871
Oswego Cogen Company, LLC                                            03-16566       --       --       --       --       --       --
Enron Equipment Procurement Company                                  03-16882       --       --       --
                                                                                ---------------------------------------------------
Combined Debtor Entities                                                        $    3   $   --   $   --   $   25   $  184   $  212
                                                                                ===================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
      02-10766)

                                                                         Table 4

                        Receivables Aging - Non-Commodity
                              As of March 31, 2004
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $  --      $  --      $ --       $ --       $ --      $  --
Enron Corp.                                    01-16034            --         --         1        195          6        202
Enron North America Corp.                      01-16035            --         --        --          2          9         11
Enron Power Marketing, Inc.                    01-16036            --         --        --         --         --         --
PBOG Corp.                                     01-16037            --         --        --         --         --         --
Smith Street Land Company                      01-16038            --         --        --         --         --         --
Enron Broadband Services, Inc.                 01-16039            --         --        --         18        (17)         1
Enron Energy Services Operations, Inc.         01-16040            --         --        --         --          4          4
Enron Energy Marketing Corp.                   01-16041            --         --        --         --         --         --
Enron Energy Services, Inc.                    01-16042            --         --        --         --          3          3
Enron Energy Services, LLC                     01-16043            --         --        --         --         --         --
Enron Transportation Services Company          01-16044            --         --        --         --         --         --
BAM Leasing Company                            01-16045            --         --        --         --         --         --
ENA Asset Holdings, L.P.                       01-16046            --         --        --         --         --         --
Enron Gas Liquids, Inc.                        01-16048            --         --        --         --         --         --
Enron Global Markets LLC                       01-16076            --         --        --         --         --         --
Enron Net Works L.L.C.                         01-16078            --          1        --          4         --          5
Enron Industrial Markets LLC                   01-16080            --         --        --         --         --         --
Operational Energy Corp.                       01-16109            --         --        --          1         (1)        --
Enron Engineering & Construction Co.           01-16110            --         --        --          5         (4)         1
Enron Engineering & Operational
 Services Co.                                  01-16111            --         --        --         --         --         --
Garden State Paper Company LLC                 01-16280            --         --        --         --         20         20
Palm Beach Development Company, L.L.C.         01-16319            --         --        --         --         --         --
Tenant Services, Inc.                          01-16428            --         --        --         --         --         --
Enron Energy Information
 Solutions, Inc.                               01-16429            --         --        --         --         --         --
EESO Merchant Investments, Inc.                01-16430            --         --        --         --         --         --
Enron Federal Solutions, Inc.                  01-16431            --         --        --         --         --         --
Enron Freight Markets Corp.                    01-16467            --         --        --         --         --         --
Enron Broadband Services, L.P.                 01-16483            --         --        --         --         --         --
Enron Energy Services North America, Inc.      02-10007            --         --        --          8         (4)         4
Enron LNG Marketing LLC                        02-10038            --         --        --         --         --         --
Calypso Pipeline, LLC                          02-10059            --         --        --         --         --         --
Enron Global LNG LLC                           02-10060            --         --        --         --         --         --
Enron International Fuel Management Company    02-10061            --         --        --         --         --         --
Enron Natural Gas Marketing Corp.              02-10132            --         --        --         --         --         --
ENA Upstream Company LLC                       02-10232            --         --        --         --         --         --
Enron Liquid Fuels, Inc.                       02-10252            --         --        --         --         --         --
Enron LNG Shipping Company                     02-10346            --         --        --         --         --         --
Enron Property & Services Corp.                02-10464            --         --        --          7         --          7
Enron Capital & Trade Resources
 International Corp.                           02-10613            --         --        --         --          3          3
Enron Communication Leasing Corp.              02-10632            --         --        --         --         --         --
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766


                             Continued on next page

                              As of March 31, 2004
                                 (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939            --         --        --         --         --         --
Enron Processing Properties, Inc.              02-11123            --         --        --         --         --         --
Enron Methanol Company                         02-11239            --         --        --         --         --         --
Enron Ventures Corp.                           02-11242            --         --        --         --         --         --
Enron Mauritius Company                        02-11267            --         --        --         --         --         --
Enron India Holding Ltd.                       02-11268            --         --        --         --         --         --
Offshore Power Production C.V.                 02-11272            --         --        --         --         --         --
The New Energy Trading Company                 02-11824            --         --        --         --         --         --
EES Service Holdings, Inc.                     02-11884            --         --        --         --          1          1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106
Enron Reserve Acquisition Corp.                02-12347            --         --        --         --         --         --
EPC Estate Services, Inc.                      02-12398
 (formerly National Energy Production
 Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902            --         --        --         --         --         --
EBF, LLC                                       02-13702            --         --        --         --         --         --
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046            --         --        --         --         --         --
E Power Holdings Corp.                         02-14632            --         --        --         --         --         --
EFS Construction Management Services, Inc.     02-14885            --         --        --         --         --         --
Enron Management Inc.                          02-14977            --         --        --         --         --         --
Enron Expat Services, Inc.                     02-15716            --         --        --          2         --          2
Artemis Associates, LLC                        02-16441            --         --        --         --         --         --
Clinton Energy Management Services, Inc.       02-16492            --         --        --         --         --         --
LINGTEC Constructors, L.P.                     03-10106            --         --        --         --         --         --
EGS New Ventures Corp.                         03-10673            --         --        --         --         --         --
Louisiana Gas Marketing Company                03-10676            --         --        --         --         --         --
Louisiana Resources Company                    03-10678            --         --        --         --         --         --
LGMI, Inc.                                     03-10681            --         --        --         --         --         --
LRCI, Inc.                                     03-10682            --         --        --         --         --         --
Enron Communications Group, Inc.               03-11364            --         --        --         --         --         --
EnRock Management, LLC                         03-11369            --         --        --         --         --         --
ECI-Texas, L.P.                                03-11371            --         --        --         --         --         --
EnRock, L.P.                                   03-11373            --         --        --         --         --         --
ECI-Nevada Corp.                               03-11374            --         --        --         --         --         --
Enron Alligator Alley Pipeline Company         03-12088            --         --        --         --         --         --
Enron Wind Storm Lake I LLC (a)                03-13151
ECT Merchant Investments Corp.                 03-13154            --         --        --         --         --         --
EnronOnline, LLC                               03-13155            --         --        --         --         --         --
St. Charles Development Company, LLC           03-13156            --         --        --         --         --         --
Calcasieu Development Company, LLC             03-13157            --         --        --         --         --         --
Calvert City Power I, LLC                      03-13158            --         --        --         --         --         --
Enron ACS, Inc.                                03-13159            --         --        --         --         --         --
LOA, Inc.                                      03-13160            --         --        --         --         --         --
Enron India LLC                                03-13234            --         --        --         --         --         --
Enron International Inc.                       03-13235            --         --        --         --         --         --
Enron International Holdings Corp.             03-13236            --         --        --         --         --         --
Enron Middle East LLC                          03-13237            --         --        --         --         --         --
Enron WarpSpeed Services, Inc.                 03-13238            --         --        --         --         --         --
Modulus Technologies, Inc.                     03-13239            --         --        --         --         --         --
Enron Telecommunications, Inc.                 03-13240            --         --        --         --         --         --
DataSystems Group, Inc.                        03-13241            --         --        --         --         --         --
Risk Management & Trading Corp.                03-13259            --         --        --         --         --         --
Omicron Enterprises, Inc.                      03-13449            --         --        --         --         --         --


                             Continued on next page

                              As of March 31, 2004
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447            --         --        --         --         --         --
EFS II, Inc.                                   03-13447            --         --        --         --         --         --
EFS III, Inc.                                  03-13453            --         --        --         --         --         --
EFS V, Inc.                                    03-13454            --         --        --         --         --         --
EFS VI, Inc.                                   03-13457            --         --        --         --         --         --
EFS VII, Inc.                                  03-13459            --         --        --         --         --         --
EFS IX, Inc.                                   03-13460            --         --        --         --         --         --
EFS X, Inc.                                    03-13461            --         --        --         --         --         --
EFS XI, Inc.                                   03-13462            --         --        --         --         --         --
EFS XII, Inc.                                  03-13463            --         --        --         --         --         --
EFS XV, Inc.                                   03-13465            --         --        --         --         --         --
EFS XVII, Inc.                                 03-13467            --         --        --         --         --         --
Jovinole Associates                            03-13468            --         --        --         --         --         --
EFS Holdings, Inc.                             03-13469            --         --        --         --         --         --
Enron Operations Services Corp.                03-13489            --         --        --         --         --         --
Green Power Partners I LLC (a)                 03-13500
TLS Investors, LLC                             03-13502            --         --        --         --         --         --
ECT Securities Limited Partnership             03-13644            --         --        --         --         --         --
ECT Securities LP Corp.                        03-13647            --         --        --         --         --         --
ECT Securities GP Corp.                        03-13649            --         --        --         --         --         --
KUCC Cleburne, LLC                             03-13862            --         --        --         --         --         --
Enron International Asset Management Corp.     03-13877            --         --        --         --         --         --
Enron Brazil Power Holdings XI Ltd.            03-13878            --         --        --         --         --         --
Enron Holding Company L.L.C.                   03-13879            --         --        --         --         --         --
Enron Development Management Ltd.              03-13880            --         --        --         --         --         --
Enron International Korea Holdings Corp.       03-13881            --         --        --         --         --         --
Enron Caribe VI Holdings Ltd.                  03-13882            --         --        --         --         --         --
Enron International Asia Corp.                 03-13883            --         --        --         --         --         --
Enron Brazil Power Investments XI Ltd.         03-13884            --         --        --         --         --         --
Paulista Electrical Distribution, L.L.C.       03-13885            --         --        --         --         --         --
Enron Pipeline Construction Services Company   03-13915            --         --        --         --         --         --
Enron  Pipeline Services Company               03-13918             1         --        --         --         --          1
Enron Trailblazer Pipeline Company             03-13919            --         --        --         --         --         --
Enron Liquid Services Corp.                    03-13920            --         --        --         --         --         --
Enron Machine and Mechanical Services, Inc.    03-13926            --         --        --         --         --         --
Enron Commercial Finance Ltd.                  03-13930            --         --        --         --         --         --
Enron Permian Gathering Inc.                   03-13949            --         --        --         --         --         --
Transwestern Gathering Company                 03-13950            --         --        --         --         --         --
Enron Gathering Company                        03-13952            --         --        --         --         --         --
EGP Fuels Company                              03-13953            --         --        --         --         --         --
Enron Asset Management Resources, Inc,         03-13957            --         --        --         --         --         --
Enron Brazil  Power Holdings I Ltd.            03-14053            --         --        --         --         --         --
Enron do Brazil Holdings Ltd.                  03-14054            --         --        --         --         --         --
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068            --         --        --         --         --         --
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070            --         --        --         --         --         --
EFS IV, Inc.                                   03-14126            --         --        --         --         --         --
EFS VIII, Inc.                                 03-14130            --         --        --         --         --         --
EFS XIII, Inc.                                 03-14131            --         --        --         --         --         --
Enron Credit Inc.                              03-14175            --         --        --         --         --         --
Enron Power Corp.                              03-14176            --         --        --         --         --         --
Richmond Power Enterprise L.P.                 03-14177            --         --        --         --         --         --
ECT Strategic Value Corp.                      03-14178            --         --        --         --         --         --
Enron Development Funding Ltd.                 03-14185            --         --        --          4         --          4
Atlantic Commercial Finance, Inc.              03-14223            --         --        --          1         --          1
The Protane Corporation                        03-14224            --         --        --         --         --         --


                           Continued on the next page

                              As of March 31, 2004
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC          03-14225            --         --        --          1         --          1
Enron Development Corp.                        03-14226            --         --        --         10        (10)        --
ET Power 3 LLC                                 03-14227            --         --        --         --         --         --
Nowa Sarzyna Holding B.V.                      03-14228            --         --        --          8         --          8
Enron South America LLC                        03-14229            --         --        --         --         --         --
Enron Global Power & Pipelines LLC             03-14230            --         --        --         --         --         --
Portland General Holdings, Inc.                03-14231            --         --        --         --         --         --
Portland Transition Company, Inc.              03-14232            --         --        --         --         --         --
Cabazon Power Partners LLC (a)                 03-14539
Cabazon Holdings LLC (a)                       03-14540
Enron Caribbean Basin LLC                      03-14862            --          2        --         --         --          2
Victory Garden Power Partners I LLC (a)        03-14871
Oswego Cogen Company, LLC                      03-16566            --         --        --         --         --         --
Enron Equipment Procurement Company            03-16882            --         --        --         31        (16)        15
                                                               -------------------------------------------------------------
Combined Debtor Entities                                       $    1     $    3    $    1    $   297    $    (6)     $ 296
                                                               =============================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
      02-10766).

                                                                         Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                       For the Month Ended March 31, 2004
                                  (In Millions)

                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
-------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033       $    --       $   --       $   --        $    --          $   --
Enron Corp.                                    01-16034           201            5           (5)             1             202
Enron North America Corp.                      01-16035            11           --           --             --              11
Enron Power Marketing, Inc.                    01-16036            --           --           --             --              --
PBOG Corp.                                     01-16037            --           --           --             --              --
Smith Street Land Company                      01-16038            --           --           --             --              --
Enron Broadband Services, Inc.                 01-16039             1           --           --             --               1
Enron Energy Services Operations, Inc.         01-16040             2           --           --              2               4
Enron Energy Marketing Corp.                   01-16041            --           --           --             --              --
Enron Energy Services, Inc.                    01-16042             3           --           --             --               3
Enron Energy Services, LLC                     01-16043            --           --           --             --              --
Enron Transportation Services Company          01-16044            --           --           --             --              --
BAM Leasing Company                            01-16045            --           --           --             --              --
ENA Asset Holdings, L.P.                       01-16046            --           --           --             --              --
Enron Gas Liquids, Inc.                        01-16048            --           --           --             --              --
Enron Global Markets LLC                       01-16076            --           --           --             --              --
Enron Net Works L.L.C.                         01-16078             4            1           --             --               5
Enron Industrial Markets LLC                   01-16080            --           --           --             --              --
Operational Energy Corp.                       01-16109            --           --           --             --              --
Enron Engineering & Construction Co.           01-16110             1           --           --             --               1
Enron Engineering & Operational
 Services Co.                                  01-16111            --           --           --             --              --
Garden State Paper Company LLC                 01-16280            20           --           --             --              20
Palm Beach Development Company, L.L.C.         01-16319            --           --           --             --              --
Tenant Services, Inc.                          01-16428            --           --           --             --              --
Enron Energy Information
 Solutions, Inc.                               01-16429            --           --           --             --              --
EESO Merchant Investments, Inc.                01-16430            --           --           --             --              --
Enron Federal Solutions, Inc.                  01-16431            --           --           --             --              --
Enron Freight Markets Corp.                    01-16467            --           --           --             --              --
Enron Broadband Services, L.P.                 01-16483            --           --           --             --              --
Enron Energy Services North America, Inc.      02-10007             4           --           --             --               4
Enron LNG Marketing LLC                        02-10038            --           --           --             --              --
Calypso Pipeline, LLC                          02-10059            --           --           --             --              --
Enron Global LNG LLC                           02-10060            --           --           --             --              --
Enron International Fuel Management Company    02-10061            --           --           --             --              --
Enron Natural Gas Marketing Corp.              02-10132            --           --           --             --              --
ENA Upstream Company LLC                       02-10232            --           --           --             --              --
Enron Liquid Fuels, Inc.                       02-10252            --           --           --             --              --
Enron LNG Shipping Company                     02-10346            --           --           --             --              --
Enron Property & Services Corp.                02-10464             7           --           --             --               7
Enron Capital & Trade Resources
   International Corp.                         02-10613             3           --           --             --               3
Enron Communication Leasing Corp.              02-10632            --           --           --             --              --
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems Inc. (b)                    02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766


                           Continued on the next page

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                       For the Month Ended March 31, 2004
                                  (In Millions)

                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
-------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939            --           --           --             --              --
Enron Processing Properties, Inc.              02-11123            --           --           --             --              --
Enron Methanol Company                         02-11239            --           --           --             --              --
Enron Ventures Corp.                           02-11242            --           --           --             --              --
Enron Mauritius Company                        02-11267            --           --           --             --              --
Enron India Holding Ltd.                       02-11268            --           --           --             --              --
Offshore Power Production C.V.                 02-11272            --           --           --             --              --
The New Energy Trading Company                 02-11824            --           --           --             --              --
EES Services Holdings, Inc.                    02-11884             1           --           --             --               1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106
Enron Reserve Acquisition Corp.                02-12347            --           --           --             --              --
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902            --           --           --             --              --
EBF, LLC                                       02-13702            --           --           --             --              --
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046            --           --           --             --              --
E Power Holdings Corp.                         02-14632            --           --           --             --              --
EFS Construction Management Services, Inc.     02-14885            --           --           --             --              --
Enron Management, Inc.                         02-14977            --           --           --             --              --
Enron Expat Services, Inc.                     02-15716             2           --           --             --               2
Artemis Associates, LLC                        02-16441            --           --           --             --              --
Clinton Energy Management Services, Inc.       02-16492            --           --           --             --              --
LINGTEC Constructors, L.P.                     03-10106            --           --           --             --              --
EGS New Ventures Corp.                         03-10673            --           --           --             --              --
Louisiana Gas Marketing Company                03-10676            --           --           --             --              --
Louisiana Resources Company                    03-10678            --           --           --             --              --
LGMI, Inc.                                     03-10681            --           --           --             --              --
LRCI, Inc.                                     03-10682            --           --           --             --              --
Enron Communications Group, Inc.               03-11364            --           --           --             --              --
EnRock Management, LLC                         03-11369            --           --           --             --              --
ECI-Texas, L.P.                                03-11371            --           --           --             --              --
EnRock, L.P.                                   03-11373            --           --           --             --              --
ECI-Nevada Corp.                               03-11374            --           --           --             --              --
Enron Alligator Alley Pipeline Company         03-12088            --           --           --             --              --
Enron Wind Storm Lake I LLC (a)                03-13151
ECT Merchant Investments Corp.                 03-13154            --           --           --             --              --
EnronOnline, LLC                               03-13155            --           --           --             --              --
St. Charles Development Company, LLC           03-13156            --           --           --             --              --
Calcasieu Development Company, LLC             03-13157            --           --           --             --              --
Calvert City Power I, LLC                      03-13158            --           --           --             --              --
Enron ACS, Inc.                                03-13159            --           --           --             --              --
LOA, Inc.                                      03-13160            --           --           --             --              --
Enron India LLC                                03-13234            --           --           --             --              --
Enron International Inc.                       03-13235            --           --           --             --              --
Enron International Holdings Corp.             03-13236            --           --           --             --              --
Enron Middle East LLC                          03-13237            --           --           --             --              --
Enron WarpSpeed Services, Inc.                 03-13238            --           --           --             --              --
Modulus Technologies, Inc.                     03-13240            --           --           --             --              --
Enron Telecommunications, Inc.                 03-13240            --           --           --             --              --
DataSystems Group, Inc.                        03-13241            --           --           --             --              --
Risk Management & Trading Corp.                03-13259            --           --           --             --              --
Omicron Enterprises, Inc.                      03-13446            --           --           --             --              --


                           Continued on the next page

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                       For the Month Ended March 31, 2004
                                  (In Millions)

                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
-------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447            --           --           --             --              --
EFS II, Inc.                                   03-13451            --           --           --             --              --
EFS III, Inc.                                  03-13453            --           --           --             --              --
EFS V, Inc.                                    03-13454            --           --           --             --              --
EFS VI, Inc.                                   03-13457            --           --           --             --              --
EFS VII, Inc.                                  03-13459            --           --           --             --              --
EFS IX, Inc.                                   03-13460            --           --           --             --              --
EFS X, Inc.                                    03-13461            --           --           --             --              --
EFS XI, Inc.                                   03-13462            --           --           --             --              --
EFS XII, Inc.                                  03-13463            --           --           --             --              --
EFS XV, Inc.                                   03-13465            --           --           --             --              --
EFS XVII, Inc.                                 03-13467            --           --           --             --              --
Jovinole Associates                            03-13468            --           --           --             --              --
EFS Holdings, Inc.                             03-13469            --           --           --             --              --
Enron Operations Services Corp.                03-13489            --           --           --             --              --
Green Power Partners I, LLC (a)                03-14500
TLS Investors, LLC                             03-14502            --           --           --             --              --
ECT Securities Limited Partnership             03-13644            --           --           --             --              --
ECT Securities LP Corp.                        03-13647            --           --           --             --              --
ECT Securities GP Corp.                        03-13649            --           --           --             --              --
KUCC Cleburne, LLC                             03-13862            --           --           --             --              --
Enron International Asset Management Corp.     03-13877            --           --           --             --              --
Enron Brazil Power Holdings XI Ltd.            03-13878            --           --           --             --              --
Enron Holding Company L.L.C.                   03-13879            --           --           --             --              --
Enron Development Management Ltd.              03-13880            --           --           --             --              --
Enron International Korea Holdings Corp.       03-13881            --           --           --             --              --
Enron Caribe VI Holdings Ltd.                  03-13882            --           --           --             --              --
Enron International Asia Corp.                 03-13883            --           --           --             --              --
Enron Brazil Power Investments XI Ltd.         03-13884            --           --           --             --              --
Paulista Electrical Distribution, L.L.C.       03-13885            --           --           --             --              --
Enron Pipeline Construction Services Company   03-13915            --           --           --             --              --
Enron Pipeline Services Company                03-13918             1           --           --             --               1
Enron Trailblazer Pipeline Company             03-13919            --           --           --             --              --
Enron Liquid Services Corp.                    03-13920            --           --           --             --              --
Enron Machine and Mechanical Services, Inc.    03-13926            --           --           --             --              --
Enron Commercial Finance Ltd.                  03-13930            --           --           --             --              --
Enron Permian Gathering Inc.                   03-13949            --           --           --             --              --
Transwestern Gathering Company                 03-13950            --           --           --             --              --
Enron Gathering Company                        03-13952            --           --           --             --              --
EGP Fuels Company                              03-13953            --           --           --             --              --
Enron Asset Management Resources, Inc.         03-13957            --           --           --             --              --
Enron Brazil Power Holdings I, Ltd.            03-14053            --           --           --             --              --
Enron do Brazil Holdings Ltd.                  03-14054            --           --           --             --              --
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068            --           --           --             --              --
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070            --           --           --             --              --
EFS IV, Inc.                                   03-14126            --           --           --             --              --
EFS VIII, Inc.                                 03-14130            --           --           --             --              --
EFS XIII, Inc.                                 03-14131            --           --           --             --              --
Enron Credit Inc.                              03-14175            --           --           --             --              --
Enron Power Corp.                              03-14176            --           --           --             --              --
Richmond Power Enterprise, L.P.                03-14177            --           --           --             --              --
ECT Strategic Value Corp.                      03-14178            --           --           --             --              --
Enron  Development Funding Ltd..               03-14185             4           --           --             --               4
Atlantic Commercial Finance, Inc.              03-14223             1           --           --             --               1
The Protane Corporation                        03-14224            --           --           --             --              --


                           Continued on the next page

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                       For the Month Ended March 31, 2004
                                  (In Millions)

                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
-------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China              03-14225             1           --           --             --               1
Enron Development Corp.                        03-14226            --           --           --             --              --
ET Power 3 LLC                                 03-14227             8           --           --             --               8
Nowa Sarzyna Holding B.V.                      03-14228            --           --           --             --              --
Enron South America LLC                        03-14229            --           --           --             --              --
Enron Global  Power & Pipelines LLC            03-14230            --           --           --             --              --
Portland General Holdings, Inc.                03-14231            --           --           --             --              --
Portland Transition Company, Inc.              03-14232            --           --           --             --              --
Cabazon Power Partners LLC (a)                 03-14539
Cabazon Holdings LLC (a)                       03-14540
Enron Caribbean Basin LLC                      03-14862             2           --           --             --               2
Victory Garden Power Partners I LLC (a)        03-14871
Oswego Cogen Company, LLC                      03-16566            --           --           --             --              --
Enron Equipment Procurement Company            03-16882            15           --           --             --              15
                                                              -----------------------------------------------------------------
Combined Debtor Entities                                         $292         $  6         $ (5)       $     3          $  296
                                                              =================================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
      02-10766).

                                                                         Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                              As of March 31, 2004
                                  (In Millions)


Debtor Company                                 Case No.               Receivables            Payables
------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033                  $     1               $    7
Enron Corp.                                    01-16034                       --                   --
Enron North America Corp.                      01-16035                       --                   33
Enron Power Marketing, Inc.                    01-16036                       --                   --
PBOG Corp.                                     01-16037                       --                   --
Smith Street Land Company                      01-16038                       --                   --
Enron Broadband Services, Inc.                 01-16039                       --                   --
Enron Energy Services Operations, Inc.         01-16040                       21                  233
Enron Energy Marketing Corp.                   01-16041                      125                   39
Enron Energy Services, Inc.                    01-16042                      197                  173
Enron Energy Services, LLC                     01-16043                       --                   --
Enron Transportation Services Company          01-16044                       --                   --
BAM Leasing Company                            01-16045                       --                   --
ENA Asset Holdings, L.P.                       01-16046                       --                   --
Enron Gas Liquids, Inc.                        01-16048                       --                    7
Enron Global Markets LLC                       01-16076                       --                   --
Enron Net Works L.L.C.                         01-16078                       --                   --
Enron Industrial Markets LLC                   01-16080                       --                   --
Operational Energy Corp.                       01-16109                       --                   --
Enron Engineering & Construction Co.           01-16110                       --                   --
Enron Engineering & Operational
  Services Co.                                 01-16111                       --                   --
Garden State Paper Company LLC                 01-16280                       --                   19
Palm Beach Development Company, L.L.C.         01-16319                       --                   --
Tenant Services, Inc.                          01-16428                       --                   29
Enron Energy Information
  Solutions, Inc.                              01-16429                       --                   --
EESO Merchant Investments, Inc.                01-16430                       --                   --
Enron Federal Solutions, Inc.                  01-16431                       --                   --
Enron Freight Markets Corp.                    01-16467                       --                   --
Enron Broadband Services, L.P.                 01-16483                       --                   --
Enron Energy Services North America, Inc.      02-10007                       --                   --
Enron LNG Marketing LLC                        02-10038                       --                   --
Calypso Pipeline, LLC                          02-10059                       --                   --
Enron Global LNG LLC                           02-10060                       --                   --
Enron International Fuel Management Company    02-10061                       --                   --
Enron Natural Gas Marketing Corp.              02-10132                       --                   --
ENA Upstream Company LLC                       02-10232                       --                   --
Enron Liquid Fuels, Inc.                       02-10252                       --                   --
Enron LNG Shipping Company                     02-10346                       --                   --
Enron Property & Services Corp.                02-10464                       --                   --
Enron Capital & Trade Resources
   International Corp.                         02-10613                       65                  107
Enron Communication Leasing Corp.              02-10632                       --                   --
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766


                           Continued on the next page

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                              As of March 31, 2004
                                  (In Millions)


Debtor Company                                 Case No.               Receivables            Payables
------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939                       --                   --
Enron Processing Properties, Inc.              02-11123                       --                   --
Enron Methanol Company                         02-11239                       --                   --
Enron Ventures Corp.                           02-11242                       --                   --
Enron Mauritius Company                        02-11267                       --                   --
Enron India Holding Ltd.                       02-11268                       --                   --
Offshore Power Production C.V.                 02-11272                       --                   --
The New Energy Trading Company                 02-11824                       --                   --
EES Service Holdings, Inc.                     02-11884                       --                   --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104                       --                   --
ZWHC, LLC (a)                                  02-12105                       --                   --
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106                       --                   --
Enron Reserve Acquisition Corp. (b)            02-12347                       --                   --
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902                       --                   --
EBF, LLC                                       02-13702                       --                   --
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046                       --                   --
E Power Holdings Corp.                         02-14632                       --                   --
EFS Construction Management, Inc.              02-14885                       --                   --
Enron Management, Inc.                         04-14977                       --                   --
Enron Expat Services, Inc.                     02-15716                       --                   --
Artemis Associates, LLC                        02-16441                       --                   --
Clinton Energy Management Services, Inc.       02-16492                        2                    2
LINGTEC Constructors, L.P.                     03-10106                       --                   --
EGS New Ventures Corp.                         03-10673                       --                   --
Louisiana Gas Marketing Company                03-10676                       --                   --
Louisiana Resources Company                    03-10678                       --                   --
LGMI, Inc.                                     03-10681                       --                   --
LRCI, Inc.                                     03-10682                       --                   --
Enron Communications Group, Inc.               03-10364                       --                   --
EnRock Management, LLC                         03-10369                       --                   --
ECI-Texas, L.P.                                03-11371                       --                   --
EnRock, L.P.                                   03-11373                       --                   --
ECI-Nevada Corp.                               03-11374                       --                   --
Enron Alligator Alley Pipeline Company         03-12088                       --                   --
Enron Wind Storm Lake I, LLC (a)               03-13151
ECT Merchant Investments Corp.                 03-13154                       --                   --
EnronOnline, LLC                               03-13155                       --                   --
St. Charles Development Company, LLC           03-13156                       --                   --
Calcasieu Development Company, LLC             03-13157                       --                   --
Calvert City Power I, LLC                      03-13158                       --                   --
Enron ACS, Inc.                                03-13159                       --                   --
LOA, Inc.                                      03-13160                       --                   --
Enron India LLC                                03-13234                       --                   --
Enron International Inc.                       03-13235                       --                   --
Enron International Holdings Corp.             03-13236                       --                   --
Enron Middle East LLC                          03-13237                       --                   --
Enron WarpSpeed Services, Inc.                 03-13238                       --                   --
Modulus Technologies, Inc.                     03-13239                       --                   --
Enron Telecommunications, Inc.                 03-13240                       --                   --
DataSystems Group, Inc.                        03-13241                       --                   --
Risk Management & Trading Corp.                03-13259                       --                    6
Omicron Enterprises, Inc.                      03-13446                       --                   --


                           Continued on the next page

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                              As of March 31, 2004
                                  (In Millions)


Debtor Company                                 Case No.               Receivables            Payables
------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447                       --                   --
EFS II, Inc.                                   03-13451                       --                   --
EFS III, Inc.                                  03-13453                       --                   --
EFS V, Inc.                                    03-13454                       --                   --
EFS VI, Inc.                                   03-13457                       --                   --
EFS VII, Inc.                                  03-13459                       --                   --
EFS IX, Inc.                                   03-13460                       --                   --
EFS X, Inc.                                    03-13461                       --                   --
EFS XI, Inc.                                   03-13462                       --                   --
EFS XII, Inc.                                  03-13463                       --                   --
EFS XV, Inv.                                   03-13465                       --                   --
EFS XVII, Inc.                                 03-13467                       --                   --
Jovinole Associates                            03-13468                       --                   --
EFS Holdings, Inc.                             03-13469                       --                   --
Enron Operations Services Corp.                03-13489                       --                   --
Green Power Partners I LLC (a)                 03-13500
TLS Investors, LLC                             03-13502                       --                   --
ECT Securities Limited Partnership             03-13644                       --                   --
ECT Securities LP Corp.                        03-13647                       --                   --
ECT Securities GP Corp.                        03-13649                       --                   --
KUCC Cleburne, LLC                             03-13862                       --                   --
Enron International Asset Management Corp.     03-13877                       --                   --
Enron Brazil Power Holdings XI Ltd.            03-13878                       --                   --
Enron Holding Company L.L.C.                   03-13879                       --                   --
Enron Development Management Ltd.              03-13880                       --                   --
Enron International Korea Holdings Corp.       03-13881                       --                   --
Enron Caribe VI Holdings Ltd.                  03-13882                       --                   --
Enron International Asia Corp.                 03-13883                       --                   --
Enron Brazil Power Investments XI Ltd.         03-13884                       --                   --
Paulista Electrical Distribution, L.L.C.       03-13885                       --                   --
Enron Pipeline Construction Services Company   03-13915                       --                   --
Enron Pipeline Services Company                03-13918                       --                   --
Enron Trailblazer Pipeline Company             03-13919                       --                   --
Enron Liquid Services Corp.                    03-13920                       --                   --
Enron Machine and Mechanical Services, Inc.    03-13926                       --                   --
Enron Commercial Finance Ltd.                  03-13930                       --                   --
Enron Permian Gathering Inc.                   03-13949                       --                   --
Transwestern Gathering Company                 03-13950                       --                   --
Enron Gathering Company                        03-13952                       --                   --
EGP Fuels Company                              03-13953                       --                   --
Enron Asset Management Resources, Inc.         03-13957                       --                   --
Enron Brazil Power Holdings I Ltd.             03-14053                       --                   --
Enron do Brazil Holdings Ltd.                  03-14054                       --                   --
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068                       --                   --
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Constriction Company                  03-14070                       --                   --
EFS IV, Inc.                                   03-14126                       --                   --
EFS VII, Inc.                                  03-14130                       --                   --
EFS XIII, Inc.                                 03-14131                       --                   --
Enron Credit Inc.                              03-14175                       --                   --
Enron Power Corp.                              03-14176                       --                   --
Richmond Power Enterprise, L.P.                03-14177                       --                   --
ECT Strategic Value Corp.                      03-14178                       --                   --
Enron Development Funding Ltd.                 03-14185                       --                   --
Atlantic Commercial Finance, Inc.              03-14223                       --                   --
The Protane Corporation                        03-14224                       --                   --

                           Continued on the next page

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                              As of March 31, 2004
                                  (In Millions)


Debtor Company                                 Case No.               Receivables            Payables
------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China              03-14225                       --                   --
Enron Development Corp.                        03-14226                       --                   --
ET Power 3 LLC                                 03-14227                       --                   --
Nowa Sarzyna Holding B.V.                      03-14228                       --                   --
Enron South America LLC                        03-14229                       --                   --
Enron Global  Power & Pipelines LLC            03-14230                       --                   --
Portland General Holdings, Inc.                03-14231                       --                   --
Portland Transition Company, Inc.              03-14231                       --                   --
Cabazon Power Partners LLC (a)                 03-14539
Cabazon Holdings LLC (a)                       03-14540
Enron Caribbean Basin LLC                      03-14862                       --                   --
Victory Garden Power Partners I LLC (a)        03-14871
Oswego Cogen Company, LLC                      03-16566                       --                   --
Enron Equipment Procurement Company            03-16882                       --                   --
                                                                      --------------------------------
Combined Debtor Entities                                                 $   411               $  655
                                                                      ================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
      02-10766).

                                                                         Table 7

                                 Enron Entities
                               Asset Dispositions
                       For the Month Ended March 31, 2004
                                  (In Millions)


                                                                              Asset                     Book
Company                                      Date Closed                   Description                  Value           Proceeds
---------------------------------------------------------------------------------------------------------------------------------
Debtor Companies
Enron North America Corp.                   3/2/04                     Sithe Equity.                      $ 48              $ 15

Enron North America Corp.                   3/2/04                     Sithe Subordinated Debt.            132               259


Non-Debtor Companies

None.